                                                                     Exhibit 23c
                                     EXHIBIT

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
AT&T Canada Inc.

We consent to the incorporation by reference in the following AT&T Corp. registration statements of our report dated February 1, 2002, except as to note 2, which is as of March 14, 2002, as to note 5, which is as of February 20, 2002 and as to note 9(h), which is as of May 1, 2002, relating to the consolidated balance sheets of AT&T Canada Inc. ("the Company") as of December 31, 2001 and 2000, and the related consolidated statements of operations and deficit and cash flows for the three-year period ended December 31, 2001, which appears as an exhibit to the AT&T Corp. 2001 Annual Report on Form 10-K/A:

Form       Registration Statement No.                    Description
----       --------------------------                    -----------
S-3        333-00573                                     Shareholder Dividend Reinvestment
                                                         and Stock Purchase Plan

S-8        333-47257                                     AT&T Long Term Savings and
                                                         Security Plan

S-8        33-34264, 33-29256 and                        AT&T Long Term Savings Plan for
           33-21937                                      Management Employees


S-8        33-39708                                      AT&T Retirement Savings and
                                                         Profit Sharing Plan

S-8        333-47251                                     Shares Issuable Under the Stock
                                                         Option Plan of the AT&T 1987 Long
                                                         Term Incentive Program

S-8        33-50819                                      AT&T of Puerto Rico, Inc. Long Term
                                                         Savings Plan for Management
                                                         Employees

S-8        33-50817                                      AT&T of Puerto Rico, Inc. Long Term
                                                         Savings and Security Plan

S-8        33-54797 (Post-Effective                      AT&T 1996 Employee Stock Purchase
           Amendment No. 1)                              Plan

S-8        333-47255                                     AT&T Shares for Growth Program

S-8        333-43440 and 33-28665                        AT&T 1997 Long Term Incentive
                                                         Program

S-3        33-49589                                      AT&T $2,600,000,000 Notes and
                                                         Warrants to Purchase Notes

S-3        33-59495                                      AT&T $3,000,000,000 Notes and
                                                         Warrants to Purchase Notes

S-4        33-57745                                      AT&T 5,000,000 Common Shares

S-8        33-42150 (Post-Effective                      NCR Corporation 1989 Stock
           Amendment Nos. 1 to                           Compensation Plan
           Form S-4, (33-42150-01))

S-8        33-42150 (Post-Effective                      NCR Corporation 1984 Stock
           Amendment No. 2 to                            Compensation Plan
           Form S-4, (33-42150-02))

S-8        33-42150 (Post-Effective                      NCR Corporation 1976 Stock
           Amendment No. 3 to                            Compensation Plan
           Form S-4, (33-42150-03))

S-8        33-52119 (Post-Effective                      McCaw Cellular Communications, Inc.
           Amendment No. 1 to                            1983 Non-Qualified Stock Option Plan
           Form S-4, (33-52119-01))

S-8        33-52119 (Post-Effective                      McCaw Cellular Communications, Inc.
           Amendment No. 2 to                            1987 Stock Option Plan
           Form S-4, (33-52119-02))

S-8        33-52119 (Post-Effective                      McCaw Cellular Communications, Inc.
           Amendment No. 3 to                            Equity Purchase Plan
           Form S-4, (33-52119-03))

S-8        33-52119 (Post-Effective                      McCaw Cellular Communications, Inc.
           Amendment No. 5 to                            Employee Stock Purchase Plan
           Form S-4, (33-52119-05))

S-8        33-45302 (Post-Effective                      Teradata Corporation 1987 Incentive
           Amendment No. 1 to                            and Other Stock Option Plan
           Form S-4, (33-45302-01))

S-8        33-63195                                      AT&T Amended and Restated 1969
                                                         Stock Option Plan for LIN
                                                         Broadcasting Corp.

S-8        333-49419 (Post-Effective                     Teleport Communications Group Inc.
           Amendment No. 1 to                            1993 Stock Option Plan
           Form S-4, (333-49419-01))

S-8        333-49419 (Post-Effective                     Teleport Communications Group Inc.
           Amendment No. 2 to                            1996 Equity Incentive Plan
           Form S-4, (333-49419-02))

S-8        333-49419 (Post-Effective                     ACC Corp. Employee Long Term
           Amendment No. 3 to Form S-4,                  Incentive Plan
           (333-49419-03))

S-8        333-49419 (Post-Effective                     ACC Corp. Non-Employee Directors'
           Amendment No. 4 to Form S-4,                  Stock Option Plan
           (333-49419-04))

S-8        333-49419 (Post-Effective                     ACC Corp. 1996 UK Sharesave Scheme
           Amendment No. 5 to Form S-4,
           (333-49419-05))

S-8        333-70279 (Post-Effective                     Tele-Communications, Inc. 1998
           Amendments Nos. 1 and 3 to                    Incentive Plan
           Form S-4, (333-70279-01))
                                                         Tele-Communications, Inc. 1996
                                                         Incentive Plan
                                                         (Amended and Restated)

                                                         Tele-Communications, Inc. 1995
                                                         Employee Stock Incentive Plan
                                                         (Amended and Restated)

                                                         Tele-Communications, Inc. 1994 Stock
                                                         Incentive Plan
                                                         (Amended and Restated)

                                                         Tele-Communications, Inc. 1994
                                                         Nonemployee Director Stock
                                                         Option Plan

                                                         Tele-Communications International,
                                                         Inc., 1996 Nonemployee Director
                                                         Stock Option Plan

                                                         Tele-Communications International,
                                                         Inc., 1995 Stock Incentive Plan

S-8        333-70279 (Post-Effective                     Liberty Media 401(K) Savings Plan
           Amendment No. 2 to Form S-4,
           (333-70279-02))                               TCI 401(K) Stock Plan

S-4        333-75083                                     Vanguard Cellular Systems, Inc.

S-4        333-86019                                     MediaOne Corp.

S-8        33-34264-1 (Post-Effective                    AT&T Long Term Savings Plan for
           Amendment No. 1)                              Management Employees

                                                         AT&T Long Term Savings Plan - San
                                                         Francisco

                                                         AT&T Wireless Services 401(K)
                                                         Retirement Plan

S-8        333-86019-1 (Post-Effective                   MediaOne Group 1999 Supplemental
           Amendment No. 1 to Form S-4)                  Stock Plan

                                                         Amended MediaOne Group 1994 Stock
                                                         Plan

S-8        333-86019-2 (Post-Effective                   MediaOne Group 401(K) Savings Plan
           Amendment No. 2 to Form S-4)

S-8        333-53134                                     AT&T Broadband Deferred Compensation
                                                         Plan

S-8        333-61676                                     AT&T Deferred Compensation Plan for
                                                         Non-Employee Directors

S-3        333-73120-01                                  Redemption of TCI Preferred
                                                         Securities

S-3        333-73120-02 (Amendment No. 1)                Redemption of TCI Preferred
                                                         Securities

S-3        333-73120-03 (Amendment No. 2)                Redemption of TCI Preferred
                                                         Securities

S-3        333-73120-04 (Amendment No. 3)                Redemption of TCI Preferred
                                                         Securities

S-3        333-83174 (which supercedes                   AT&T Universal Shelf Registration
           Form S-3 for the $13,080,000 Debt
           Securities and Warrants to Purchase
           Debt Securities 333-71167)

S-3        333-83174-01 (Amendment No. 1)                AT&T Universal Shelf Registration

S-8        333-61676 (Amendment No.1)                    AT&T Deferred Compensation Plan for
                                                         Non-Employee Directors

S-4        333-87960                                     AT&T $7,000,000,000 Notes




Our report dated February 1, 2002, except as to note 2, which is as of March 14, 2002, as to note 5, which is as of February 20, 2002, and as to note 9(h), which is as of May 1, 2002, contains Comments by the Auditors for U.S. Readers on Canada - U.S. Reporting Differences which states that in the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern such as those described in note 2 to the consolidated financial statements. Our report to the directors is expressed in accordance with Canadian reporting standards, which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.


KPMG LLP

Toronto, Canada
May 13, 2002